Exhibit 10.6
JOINDER AND SECOND AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT AND SECURITY AGREEMENT
     THIS JOINDER AND SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of September 14, 2004 (this “Amendment”), is entered into by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, (“Lender”), UNITED STATES PHARMACEUTICAL GROUP, L.L.C d/b/a NATIONSHEALTH, a Delaware limited liability company and NATIONSHEALTH HOLDINGS, L.L.C., a Florida limited liability company (jointly and severally, “Borrower”) and NATIONSHEALTH, INC. (f/k/a MILLSTREAM ACQUISTION CORPORATION), a Delaware corporation (“Nationshealth”).
     WHEREAS, the parties hereto entered into that certain Revolving Credit and Security Agreement dated as of the 30th day of April, 2004 (the “Original Credit Agreement”) whereby Lender agreed to make loans, advances and other extensions of credit to Borrower thereunder; and
     WHEREAS, Lender and Borrower entered into a certain Amended and Restated Revolving Credit and Security Agreement dated as of the 29th of June, 2004 (as amended and in effect from time to time, the “Agreement”) whereby Lender made available to Borrower a separate Overadvance Facility and permitted Borrower to include its inventory within the Borrowing Base for the Revolving Facility; and
     WHEREAS, Lender and Borrower amended the Agreement in certain respects pursuant to a certain First Amendment to Amended and Restated Revolving Credit and Security Agreement dated as of the 10th day of August, 2004; and
     WHEREAS, on August 31, 2004, Millstream Acquisition Corporation (“MAC”) changed it name to Nationshealth, Inc.;
     WHEREAS, on August 31, 2004, N Merger, LLC, a wholly owned subsidiary of MAC, was merged with and into NationsHealth Holdings, L.L.C. and as a result of the merger, NationsHealth Holdings, L.L.C. continued as the surviving limited liability company; and
     WHEREAS, as a condition of the Agreement, on or before the date the effective date of the Merger, Nationshealth is required to become a borrower under the Agreement and join as a party to the Agreement and the Loan Documents; and
     WHEREAS, Lender, Borrower and Nationshealth desire to further amend the Agreement in certain respects upon the terms and conditions set forth herein to provide for the foregoing; and
     WHEREAS, Section 12.8 of the Agreement provides that no modification or amendment of the Agreement shall be effective unless the same shall be in writing and signed by the parties thereto.
     NOW, THEREFORE, in consideration of the premises and other mutual covenants contained herein, the receipt and sufficiency are hereby acknowledged, Lender, Borrower and Nationshealth agree as follows:

     Section 1. Definitions. Unless otherwise defined herein, all capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement.
     Section 2. Amendments. Lender, Borrower and Nationshealth hereby agree to amend the Agreement as follows:
     The first paragraph of the Agreement is hereby amended by replacing such paragraph in its entirety with the following:
     THIS AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (the “Agreement”) dated as of June 29, 2004, is entered into among, UNITED STATES PHARMACEUTICAL GROUP, L.L.C d/b/a NATIONSHEALTH, a Delaware limited liability company, NATIONSHEALTH HOLDINGS, L.L.C., a Florida limited liability company and NATIONSHEALTH, INC. f/k/a MILLSTREAM ACQUISITION CORPORATION, a Delaware corporation (jointly and severally, “Borrower”) and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (the “Lender”).
     Section 3. Joinder to Agreement. Lender, Borrower and Nationshealth hereby agree that, as of the date hereof, Nationshealth shall be a party to the Agreement and that by its execution and delivery of this Amendment it, as a Borrower, does hereby grant, pledge, and assign to the Lender a first priority security interest in the Collateral in accordance with Section 2.9 of the Agreement. Nationshealth further agrees that from the date hereof and so long as any Obligations remain outstanding, Nationshealth shall perform, comply with and be subject to and bound by, jointly and severally, each of the representations, warranties, covenants, agreements, waivers and other provisions of the Agreement as if Nationshealth were an original signatory thereof as a Borrower. All references to the term “Borrower”, as used in the Agreement, shall include Nationshealth.
     Section 4. References to Other Loan Documents. Each of the other Loan Documents are hereby modified in such a manner as to be consistent with all modifications and agreements contained herein and to the extent that all references therein to and descriptions therein of the Agreement and the Note shall be deemed to refer to and describe the Agreement, as modified by this Amendment.
     Section 5. Conditions to Effectiveness. This Amendment shall be effective on the date (the “Effective Date”) upon which the following conditions precedent are satisfied:
     (a) Borrower and Nationshealth shall have delivered to Lender an original copy of this Amendment and each other agreement, document or instrument reasonably requested by the Lender in connection with this Amendment executed by a duly authorized officer of each such entity, including an Allonge to the Revolving Note and an Allonge to the Overadvance Note, each in form and substance reasonably satisfactory to Lender.
     (b) In accordance with the terms of Section 2.2(c)(ii) of the Loan Agreement, Lender shall have received payment in full of the Initial Overadvance created by and relating to the Overadvance Facility, including any applicable fees, charges or expenses payable to Lender in connection with the Initial Overadvance.
     (c) Lender shall have received copies of governing documents of Nationshealth and a copy of the resolutions or unanimous consent of the [Board of Directors] of Nationshealth authorizing the execution, delivery and performance of this Amendment and the transactions contemplated thereby attached to which is a certificate of the Secretary of Nationshealth certifying (A) that such copies of the governing documents and resolutions or consent of or with respect to Nationshealth are true, complete and accurate copies thereof, have not been amended or modified since the date of such certificate and are in full force and effect and (B) as to the incumbency and signature of the Persons executing the Loan Documents, in form and substance acceptable to Lender.
     (d) Lender shall have received a certified copy of a certificate of the Secretary of the State of Delaware, dated within thirty (30) days before the date hereof, listing the certificate of incorporation of Nationshealth and each amendment thereto on file in such official’s office and certifying that (A) such amendments are the only amendments to such certificate of incorporation and (B) Nationshealth is in good standing in the State of Delaware.
     (e) The representations and warranties contained herein and in all other Loan Documents shall be true and correct.
     (f) No Default or Event of Default shall be in existence; and
     (g) Lender shall have received all fees, charges and expenses payable to Lender as required by this Amendment and in connection with this Amendment and the documentation related hereto, including, but not limited to, legal fees and out-of-pocket costs (including in-house counsel fees and expenses).
Section 6. Representations and Warranties.
          (a) Notwithstanding any other provision of this Amendment, each of Borrower and Nationshealth hereby (i) confirm and make all of the representations and warranties set forth in the Agreement and other Loan Documents with respect to Borrower and Nationshealth and this Amendment as of the date hereof and as of the Effective Date and confirm that they are true and correct and no Default or Event of Default has occurred and is continuing as of the date hereof and as of the Effective Date, and (ii) specifically represent and warrant to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any Lien or security interest in favor of any other Person (other than Permitted Liens).
          (b) Each of Borrower and Nationshealth hereby represent and warrant as of the date of this Amendment and as of the Effective Date as follows: (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment, as applicable, are within its powers, have been duly authorized, and do not contravene (A) as applicable, its articles of organization, certificate of incorporation, operating agreement, bylaws or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, as applicable, by or against it; (iv) this Amendment has been duly executed and delivered by it; (v) this Amendment constitutes its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and (vi) after giving effect to this Amendment, it is not in default under the Agreement and no Default or Event of Default exists, has occurred or is continuing.

     Section 7. Expenses. Borrower and Nationshealth shall pay all costs and expenses incurred by Lender or any of its Affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses and reasonable attorneys’ fees and expenses, in connection with entering into, negotiating, preparing, reviewing and executing this Amendment contemplated hereby and all related agreements, documents and instruments, and all of the same, to the extent incurred and not promptly reimbursed by Borrower or Nationshealth, may be charged to Borrower’s or Nationshealth’s account and shall be part of the Obligations. If Lender or any of its Affiliates uses in-house counsel for any of the purposes set forth above Borrower expressly agrees that its Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Lender or such Affiliate in its sole discretion for the work performed.
     Section 8. Reference to the Effect on the Agreement. Upon the effectiveness of this Amendment, (i) each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment, and (ii) each reference in any other Loan Document to the “Agreement” shall mean and be a reference to the Agreement as modified by this Amendment. Each reference herein to the Agreement shall be deemed to mean the Agreement as amended by this Amendment. Except as specifically amended hereby, the Agreement and all other Loan Documents shall remain in full force and effect and the terms thereof are expressly incorporated herein and are ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as or constitute, a novation or an accord and satisfaction but shall constitute an amendment of the Agreement. The parties hereto agree to be bound by the terms and conditions of the Agreement as amended by this Amendment as though such terms and conditions were set forth herein in full. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender nor preclude the future exercise of any right, power, or privilege available to Lender whether under the Agreement, the other Loan Documents or otherwise, nor constitute a waiver of any provision of the Agreement or any other Loan Document or any other documents, instruments and agreements executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing whether arising before or after the Effective Date or as a result of performance hereunder.
     Section 9. Governing Law. This Amendment and the Loan Documents shall be governed by and construed in accordance with the internal laws of the State of Maryland without giving effect to its choice of law provisions. Any judicial proceeding against Borrower or Nationshealth with respect to the Obligations, any Loan Document or any related agreement may be brought in any federal or state court of competent jurisdiction located in the State of Maryland. By execution and delivery of this Amendment and each Loan Document to which it is a party, each of Borrower and Nationshealth (i) accepts the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby, (ii) waives personal service of process, (iii) agrees that service of process upon it may be made by certified or registered mail, return receipt requested, pursuant to Section 12.5 of the Agreement, (iv) waives any objection to jurisdiction and venue of any action instituted hereunder and agrees not to assert any defense based on lack of jurisdiction, venue or convenience, and (v) agrees that this loan was made in Maryland, that Lender has accepted in Maryland Loan Documents executed by Borrower and Nationshealth and has disbursed Advances under the Loan Documents in Maryland. Nothing shall affect the right of Lender to serve process in any manner permitted by law or shall limit the right of Lender to bring proceedings against Borrower and Nationshealth in the courts of any other jurisdiction having jurisdiction. Any judicial proceedings against Lender involving, directly or indirectly, the Obligations, any Loan Document or any related agreement shall be brought only in a federal or state court located in the State of Maryland. All parties acknowledge that they participated in the negotiation and drafting of this Amendment and the Loan Documents and that, accordingly, no party shall move or petition a court construing this Amendment or the Loan Documents to construe them more stringently against one party than against any other.
     Section 10. Jury Trial. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING UNDER THE LOAN DOCUMENTS OR IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.
     Section 11. Headings and Counterparts. The captions in this Amendment are intended for convenience and reference only and do not constitute and shall not be interpreted as part of this Amendment and shall not affect the meaning or interpretation of this Amendment. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute but one and the same instrument. This Amendment may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for all purposes, and each party to this Amendment agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Amendment.
     Section 12. Amendments. This Amendment may not be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by the written agreement of Lender and Borrower. This Amendment shall be considered part of the Agreement for all purposes under the Agreement.
     Section 13. Entire Agreement. This Amendment, the Agreement and the other Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.
     Section 14. Miscellaneous. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine. This Amendment shall inure to the benefit of Lender, all future holders of any Note, any of the Obligations or any of the Collateral and all Transferees, and each of their respective successors and permitted assigns. Neither Borrower nor Nationshealth may assign, delegate or transfer this Amendment or any of its rights or obligations under this Amendment without the prior written consent of Lender. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower, Nationshealth or any Guarantor. Nothing contained in this Amendment shall be construed as a delegation to Lender of Nationshealth’s or any Borrower’s or any Guarantor’s duty of performance, including, without limitation, any duties under any account or contract in which Lender has a security interest or Lien. This Amendment shall be binding upon Borrowers, Nationshealth and their respective successors and assigns.
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     IN WITNESS WHEREOF, the parties have caused this Joinder and Second Amendment to Revolving Credit and Security Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

LENDER	CAPITALSOURCE FINANCE LLC, a Delaware limited liability company
	By:	/s/ Keith D. Reuben
		Name:	Keith D. Reuben
		Title:	Chief Operating Officer

BORROWER:	UNITED STATES PHARMACEUTICAL GROUP, L.L.C. d/b/a NATIONSHEALTH, a Delaware limited liability company
	By:	/s/ Glenn Parker
		Name:	Glenn Parker
		Title:	CEO

NATIONSHEALTH HOLDINGS, L.L.C., a Florida limited liability company
	By:	/s/ Glenn Parker
		Name:	Glenn Parker
		Title:	CEO

NATIONSHEALTH:	NATIONSHEALTH, INC. f/k/a MILLSTREAM ACQUISITION CORPORATION, a Delaware corporation
	By:	/s/ Glenn Parker
		Name:	Glenn Parker
		Title:	CEO

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